                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 30, 2002 (April 19, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                     000-20872                   41-0518430
 (State or other jurisdiction        (Commission               (I.R.S Employer
      of incorporation)              File Number)            Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

    (c)    Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit 99.1   Press release of St. Mary Land & Exploration
                             Company dated April 19, 2002.

Item 9. Regulation FD Disclosure

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The registrant issued a press release dated April 19, 2002 announcing an update of its operations for the first quarter of 2002 and updating its 2002 forecast. This press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date: April 30, 2002                     /s/ RICHARD C. NORRIS
                                         -----------------------------------
                                         Richard C. Norris
                                         Vice President-Finance, Secretary
                                         and Treasurer